                                                                      EXHIBIT 21

FOLLOWING IS A LIST OF ACTIVE SUBSIDIARIES OF THE REGISTRANT. CERTAIN SUBSIDIARIES THAT ARE INACTIVE, HAVE INSIGNIFICANT ASSETS OR EXIST SOLELY TO PROTECT BUSINESS NAMES BUT DO NOT CONDUCT BUSINESS HAVE BEEN OMITTED. THE OMITTED SUBSIDIARIES, CONSIDERED IN THE AGGREGATE, DO NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY.

                                                                   PLACE OF
ENTITY:                                                            FORMATION:
----------------------------------------------------------------   ----------
10 CCC BORROWER, LLC                                               DELAWARE
10 CCC BUSINESS TRUST                                              MARYLAND
10000 COVINGTON CROSS, LLC                                         DELAWARE
10000 WEST CHARLESTON BOULEVARD, LLC                               NEVADA
10190 COVINGTON CROSS, LLC                                         DELAWARE
10450 WEST CHARLESTON BOULEVARD, LLC                               NEVADA
1120/1140 TOWN CENTER DRIVE, LLC                                   DELAWARE
1160/1180 TOWN CENTER DRIVE, LLC                                   DELAWARE
1201-1281 TOWN CENTER DRIVE, LLC                                   DELAWARE
1251 CENTER CROSSING, LLC                                          DELAWARE
1450 CENTER CROSSING DRIVE, LLC                                    DELAWARE
1451 CENTER CROSSING DRIVE, LLC                                    DELAWARE
1551 HILLSHIRE DRIVE, LLC                                          DELAWARE
1635 VILLAGE CENTRE CIRCLE, LLC                                    DELAWARE
1645 VILLAGE CENTER CIRCLE, LLC                                    DELAWARE
170 RETAIL ASSOCIATES, LTD.                                        TEXAS
20 CCC BORROWER, LLC                                               DELAWARE
20 CCC BUSINESS TRUST                                              MARYLAND
30 CCC BORROWER, LLC                                               DELAWARE
30 CCC BUSINESS TRUST                                              MARYLAND
40 CCC BORROWER, LLC                                               DELAWARE
50 CCC BORROWER, LLC                                               DELAWARE
500 WEST ASSOCIATES, LLC                                           UTAH
500 WEST CAPITAL, L.C.                                             UTAH
60 CCC BORROWER, LLC                                               DELAWARE
9901-9921 COVINGTON CROSS, LLC                                     DELAWARE
9950-9980 COVINGTON CROSS, LLC                                     DELAWARE
ABBEY ACQUISITION LLC                                              DELAWARE
ACAPURANA PARTICIPACOES LTDA                                       BRAZIL
ACB PARKING BUSINESS TRUST                                         MARYLAND
ALAMEDA MALL ASSOCIATES                                            ILLINOIS

ALAMEDA MALL L.L.C.                                                DELAWARE
ALBARPA PARTICIPACOES LTDA.                                        BRAZIL
ALDERWOOD MALL  L.L.C.                                             DELAWARE
ALDERWOOD MALL HOLDING L.L.C.                                      DELAWARE
ALIANSCE ADMINISTRACAO DE EMPREENDIMENTOS COMERCIAIS LTDA.         BRAZIL
ALIANSCE ADMINISTRACAO DE SHOPPING CENTERS LTDA.                   BRAZIL
ALIANSCE SHOPPING CENTERS S.A.                                     BRAZIL
ALLENTOWNE MALL, LLC                                               DELAWARE
ALPAR INVESTIMENTOS E PARTICIPACOES S.A.                           BRAZIL
ALTAMONTE MALL, LLC                                                DELAWARE
APACHE MALL, LLC                                                   DELAWARE
ARIZONA CENTER PARKING, LLC                                        DELAWARE
AUGUSTA MALL ANCHOR ACQUISITION, LLC                               DELAWARE
AUGUSTA MALL ANCHOR HOLDING, LLC                                   DELAWARE
AUGUSTA MALL HOLDING, LLC                                          DELAWARE
AUGUSTA MALL, LLC                                                  DELAWARE
AUSTIN MALL LIMITED PARTNERSHIP                                    DELAWARE
AUSTIN MALL, LLC                                                   MARYLAND
BAKERSFIELD MALL LLC                                               DELAWARE
BAKERSFIELD MALL, INC.                                             DELAWARE
BALTIMORE CENTER ASSOCIATES LIMITED PARTNERSHIP                    MARYLAND
BALTIMORE CENTER GARAGE LIMITED PARTNERSHIP                        MARYLAND
BALTIMORE CENTER, LLC                                              DELAWARE
BARPA EMPREENDIMENTOS E  PARTICIPACOES S.A.                        BRAZIL
BAY CITY MALL ASSOCIATES L.L.C.                                    MICHIGAN
BAY SHORE MALL II L.L.C.                                           DELAWARE
BAY SHORE MALL PARTNERS                                            CALIFORNIA
BAY SHORE MALL, INC.                                               DELAWARE
BAYBROOK MALL, LLC                                                 DELAWARE
BAYSIDE MARKETPLACE, LLC                                           DELAWARE
BEACHWOOD PLACE HOLDING, LLC                                       DELAWARE
BEACHWOOD PLACE MALL, LLC                                          DELAWARE
BEACHWOOD PLACE, LLC                                               MARYLAND
BELLIS FAIR PARTNERS                                               WASHINGTON

BENSON PARK BUSINESS TRUST                                         MARYLAND
BEVERAGE OPERATIONS, INC.                                          TEXAS
BIRCHWOOD MALL, LLC                                                DELAWARE
BOISE MALL, LLC                                                    DELAWARE
BOISE TOWN SQUARE ANCHOR ACQUISITION, LLC                          DELAWARE
BOISE TOWNE PLAZA L.L.C.                                           DELAWARE
BOULEVARD ASSOCIATES                                               NEVADA
BOULEVARD MALL I LLC                                               NEVADA
BOULEVARD MALL II LLC                                              NEVADA
BOULEVARD MALL, INC.                                               DELAWARE
BRIDGELAND GP, LLC                                                 DELAWARE
BRIDGEWATER COMMONS MALL DEVELOPMENT, LLC                          MARYLAND
BRIDGEWATER COMMONS MALL II, LLC                                   DELAWARE
BRIDGEWATER COMMONS MALL, LLC                                      MARYLAND
BSC SHOPPING CENTER S.A.                                           BRAZIL
BTS PROPERTIES L.L.C.                                              DELAWARE
BURLINGTON TOWN CENTER II LLC                                      DELAWARE
BURLINGTON TOWN CENTER LLC, THE                                    DELAWARE
CACHE VALLEY, LLC                                                  DELAWARE
CALEDONIAN HOLDING COMPANY, INC.                                   DELAWARE
CAPITAL MALL L.L.C.                                                DELAWARE
CAPITAL MALL, INC.                                                 DELAWARE
CAROLINA PLACE L.L.C.                                              DELAWARE
CCC ASSOCIATION BORROWER, LLC                                      DELAWARE
CCC EXHIBIT BORROWER, LLC                                          DELAWARE
CCC RIDGELY BORROWER, LLC                                          DELAWARE
CENCOM S.A.                                                        BRAZIL
CENTER POINTE PLAZA LLC                                            NEVADA
CENTURY PLAZA L.L.C.                                               DELAWARE
CENTURY PLAZA, INC.                                                DELAWARE
CHAMPAIGN MARKET PLACE L.L.C.                                      DELAWARE
CHAPEL HILLS MALL L.L.C.                                           DELAWARE
CHATTANOOGA MALL, INC.                                             DELAWARE
CHESAPEAKE INVESTORS, LLC                                          DELAWARE

CHICO MALL L.L.C.                                                  DELAWARE
CHICO MALL, L.P.                                                   DELAWARE
CHRISTIANA ACQUISITION LLC                                         DELAWARE
CHRISTIANA HOLDINGS I LLC                                          DELAWARE
CHRISTIANA MALL LLC                                                DELAWARE
CHULA VISTA CENTER, LLC                                            DELAWARE
CLACKAMAS MALL L.L.C.                                              DELAWARE
CLOVER ACQUISITIONS LLC                                            DELAWARE
CM THEATRE BUSINESS TRUST                                          MARYLAND
CMA ACCESS COMPANY, LLC                                            MARYLAND
CM-H BUSINESS TRUST                                                MARYLAND
CMI CORPORATE PARKING BUSINESS TRUST                               MARYLAND
CM-N BUSINESS TRUST                                                MARYLAND
COASTLAND CENTER, LLC                                              DELAWARE
COLINA SHOPPING CENTER LTDA.                                       BRAZIL
COLLIN CREEK ANCHOR ACQUISITION, LLC                               DELAWARE
COLLIN CREEK MALL, LLC                                             DELAWARE
COLONY SQUARE MALL L.L.C.                                          DELAWARE
COLUMBIA CROSSING, LLC                                             DELAWARE
COLUMBIA LAND HOLDINGS, INC.                                       MARYLAND
COLUMBIA MALL BUSINESS TRUST                                       MARYLAND
COLUMBIA MALL L.L.C.                                               DELAWARE
COLUMBIA MALL, INC.                                                MARYLAND
COLUMBIA MANAGEMENT, INC.                                          MARYLAND
CORAL RIDGE MALL, LLC                                              DELAWARE
CORONADO CENTER HOLDING L.L.C.                                     DELAWARE
CORONADO CENTER L.L.C.                                             DELAWARE
COTTONWOOD MALL, LLC                                               DELAWARE
COUNTRY HILLS PLAZA, LLC                                           DELAWARE
CPM LAND L.L.C.                                                    DELAWARE
CROCKER DOWNTOWN DEVELOPMENT ASSOCIATES                            FLORIDA
CROCKER MIZNER PARK III, LTD.                                      FLORIDA
CROCKER MIZNER PARK IV, LTD.                                       FLORIDA
CROSS KEYS VILLAGE SQUARE CONDOMINIUM, INC.                        MARYLAND

CUMBERLAND MALL, LLC                                               DELAWARE
CURA/GGP INVESTMENT CORPORATION S.A.R.L.                           LUXEMBOURG
CYPRESS LA, LLC                                                    DELAWARE
DAYJAY ASSOCIATES                                                  OKLAHOMA
DEERBROOK MALL, LLC                                                DELAWARE
DK BURLINGTON TOWN CENTER LLC                                      DELAWARE
EAGLE RIDGE MALL, INC.                                             DELAWARE
EAGLE RIDGE MALL, L.P.                                             DELAWARE
EAST MESA LAND L.L.C.                                              DELAWARE
EAST MESA MALL L.L.C.                                              DELAWARE
EASTRIDGE SHOPPING CENTER L.L.C.                                   DELAWARE
ECE TURKIYE PROJE YONETIMI A.S.                                    TURKEY
ECE/GGP GAYRIMENKUL INSAAT YONETIM VE GELISTIRME ANONIM SIRKETI    TURKEY
EDEN PRAIRIE ANCHOR BUILDING L.L.C.                                DELAWARE
EDEN PRAIRIE MALL L.L.C.                                           DELAWARE
EDEN PRAIRIE MALL, INC.                                            DELAWARE
ELK GROVE TOWN CENTER L.L.C.                                       DELAWARE
ELK GROVE TOWN CENTER, L.P.                                        DELAWARE
EMERSON LAND BUSINESS TRUST                                        MARYLAND
EMERSON LAND, LLC                                                  DELAWARE
ER LAND ACQUISITION L.L.C.                                         DELAWARE
FAIRWOOD COMMERCIAL FRONT FOOT BENEFIT COMPANY, LLC                MARYLAND
FAIRWOOD FRONT FOOT BENEFIT COMPANY, LLC                           MARYLAND
FAIRWOOD-FOUR FRONT-FOOT BENEFIT COMPANY, LLC                      MARYLAND
FAIRWOOD-GPP FRONT-FOOT BENEFIT COMPANY, LLC                       MARYLAND
FAIRWOOD-PROMISE FRONT-FOOT BENEFIT COMPANY, LLC                   MARYLAND
FAIRWOOD-PROSPECT FRONT-FOOT BENEFIT COMPANY, LLC                  MARYLAND
FAIRWOOD-THREE FRONT-FOOT BENEFIT COMPANY, LLC                     MARYLAND
FALLBROOK SQUARE PARTNERS L.L.C.                                   DELAWARE
FALLBROOK SQUARE PARTNERS LIMITED PARTNERSHIP                      DELAWARE
FALLEN TIMBERS SHOPS II, LLC                                       DELAWARE
FALLEN TIMBERS SHOPS, LLC                                          DELAWARE
FANEUIL HALL BEVERAGE, LLC                                         MARYLAND
FANEUIL HALL MARKETPLACE, LLC                                      DELAWARE

FASHION PLACE ANCHOR ACQUISITION, LLC                              DELAWARE
FASHION PLACE, LLC                                                 DELAWARE
FASHION SHOW MALL LLC                                              DELAWARE
FIFTY COLUMBIA CORPORATE CENTER, LLC                               DELAWARE
FIRST COLONY MALL, LLC                                             DELAWARE
FLORENCE MALL L.L.C.                                               DELAWARE
FORTY COLUMBIA CORPORATE CENTER, LLC                               DELAWARE
FOUR STATE FACILITY CORPORATION                                    DELAWARE
FOUR STATE PROPERTIES, LLC                                         DELAWARE
FOX RIVER SHOPPING CENTER, LLC                                     DELAWARE
FRANKLIN PARK MALL COMPANY, LLC                                    MARYLAND
FRANKLIN PARK MALL, LLC                                            DELAWARE
FRASCATTI INVESTIMENTOS IMOBILIARIOS LTDA.                         BRAZIL
FREMONT PLAZA L.L.C.                                               DELAWARE
FUNDO DE INVESTIMENTO IMOBILIARIO VIA PARQUE SHOPPING              BRAZIL
GATEWAY CROSSING L.L.C.                                            DELAWARE
GATEWAY OVERLOOK BORROWER, LLC                                     DELAWARE
GATEWAY OVERLOOK BUSINESS TRUST                                    MARYLAND
GATEWAY OVERLOOK II BORROWER, LLC                                  DELAWARE
GATEWAY OVERLOOK II BUSINESS TRUST                                 MARYLAND
GEAPE LAND HOLDINGS II, INC.                                       MARYLAND
GENERAL GROWTH - WESTLAKE (GP), INC.                               DELAWARE
GENERAL GROWTH - WESTLAKE, L.P.                                    DELAWARE
GENERAL GROWTH 170 (GP), LLC                                       DELAWARE
GENERAL GROWTH 170, LP                                             DELAWARE
GENERAL GROWTH MANAGEMENT, INC.                                    DELAWARE
GG DR, L.L.C.                                                      ILLINOIS
GGP - BRIDGELAND, LP                                               MARYLAND
GGP 110 HOLDING L.L.C.                                             DELAWARE
GGP 110 L.L.C.                                                     DELAWARE
GGP 110, INC.                                                      DELAWARE
GGP ACQUISITION, L.L.C.                                            DELAWARE
GGP ALA MOANA HOLDINGS L.L.C.                                      DELAWARE
GGP ALA MOANA L.L.C.                                               DELAWARE

GGP AMERICAN HOLDINGS INC.                                         DELAWARE
GGP AMERICAN PROPERTIES INC.                                       DELAWARE
GGP BRASIL PARTICIPACOES S.A.                                      BRAZIL
GGP BRAZIL I L.L.C.                                                DELAWARE
GGP BRAZIL II L.L.C.                                               DELAWARE
GGP CAPITAL TRUST I                                                DELAWARE
GGP CONTRACTOR, INC.                                               DELAWARE
GGP ECHELON PLACE, LLC                                             DELAWARE
GGP GENERAL II, INC.                                               DELAWARE
GGP HOLDING II, INC.                                               DELAWARE
GGP HOLDING SERVICES, INC.                                         DELAWARE
GGP HOLDING, INC.                                                  DELAWARE
GGP INTERNATIONAL, LLC                                             DELAWARE
GGP IVANHOE II, INC.                                               DELAWARE
GGP IVANHOE IV SERVICES, INC.                                      DELAWARE
GGP IVANHOE SERVICES, INC.                                         DELAWARE
GGP IVANHOE, INC.                                                  DELAWARE
GGP JORDAN CREEK L.L.C.                                            DELAWARE
GGP KAPIOLANI DEVELOPMENT L.L.C.                                   DELAWARE
GGP KNOLLWOOD MALL, LP                                             DELAWARE
GGP LIMITED PARTNERSHIP                                            DELAWARE
GGP LUX CO. S.A.R.L.                                               LUXEMBOURG
GGP MEADOWS MALL L.L.C.                                            DELAWARE
GGP NATICK RESIDENCE LLC                                           DELAWARE
GGP SAVANNAH L.L.C.                                                DELAWARE
GGP TURKEY INVESTCO, LLC                                           DELAWARE
GGP TURKEY MANAGEMENT, LLC                                         DELAWARE
GGP VENTURES BRAZIL HOLDING L.L.C.                                 DELAWARE
GGP VENTURES COSTA RICA, L.L.C.                                    DELAWARE
GGP VILLAGE AT JORDAN CREEK L.L.C.                                 DELAWARE
GGP/HOMART II L.L.C.                                               DELAWARE
GGP/HOMART SERVICES, INC.                                          DELAWARE
GGP/HOMART, INC.                                                   DELAWARE
GGP-ARROWHEAD, INC.                                                DELAWARE

GGP-BAY CITY ONE, INC.                                             DELAWARE
GGP-BRASS MILL, INC.                                               DELAWARE
GGP-BUCKLAND HILLS ONE, INC.                                       DELAWARE
GGP-BURLINGTON L.L.C.                                              DELAWARE
GGP-CANAL SHOPPES L.L.C.                                           DELAWARE
GGP-CAROLINA PLACE, INC.                                           DELAWARE
GGP-COLUMBIANA TRUST                                               DELAWARE
GGP-FOOTHILLS L.L.C.                                               DELAWARE
GGP-FOUR SEASONS L.L.C.                                            DELAWARE
GGP-GATEWAY MALL L.L.C.                                            DELAWARE
GGP-GATEWAY MALL, INC.                                             DELAWARE
GGP-GLENBROOK HOLDING L.L.C.                                       DELAWARE
GGP-GLENBROOK L.L.C.                                               DELAWARE
GGP-GLENDALE, INC.                                                 DELAWARE
GGP-GRANDVILLE II L.L.C.                                           DELAWARE
GGP-GRANDVILLE L.L.C.                                              DELAWARE
GGP-GRANDVILLE LAND L.L.C.                                         DELAWARE
GGP-LA PLACE, INC.                                                 DELAWARE
GGP-LAKEVIEW SQUARE, INC.                                          DELAWARE
GGP-LANSING MALL, INC.                                             DELAWARE
GGPLP L.L.C.                                                       DELAWARE
GGP-MACON, LLC                                                     DELAWARE
GGP-MAINE MALL HOLDING L.L.C.                                      DELAWARE
GGP-MAINE MALL L.L.C.                                              DELAWARE
GGP-MAINE MALL LAND L.L.C.                                         DELAWARE
GGP-MALL OF LOUISIANA II, L.P.                                     DELAWARE
GGP-MALL OF LOUISIANA, INC.                                        DELAWARE
GGP-MALL OF LOUISIANA, L.P.                                        DELAWARE
GGP-MINT HILL L.L.C.                                               DELAWARE
GGP-MORENO VALLEY, INC.                                            DELAWARE
GGP-NATICK SERVICES, INC.                                          DELAWARE
GGP-NATICK TRUST                                                   MASSACHUSETTS
GGP-NATICK WEST L.L.C.                                             DELAWARE
GGP-NESHAMINY TRUST                                                DELAWARE

GGP-NEWGATE MALL, LLC                                              DELAWARE
GGP-NEWPARK L.L.C.                                                 DELAWARE
GGP-NEWPARK, INC.                                                  DELAWARE
GGP-NORTH POINT LAND L.L.C.                                        DELAWARE
GGP-NORTH POINT, INC.                                              DELAWARE
GGP-NORTHBROOK, INC.                                               DELAWARE
GGP-OTAY RANCH L.L.C.                                              DELAWARE
GGP-OTAY RANCH, L.P.                                               DELAWARE
GGP-PARAMUS PARK MALL, LLC                                         DELAWARE
GGP-PECANLAND II, L.P.                                             DELAWARE
GGP-PECANLAND, INC.                                                DELAWARE
GGP-PECANLAND, L.P.                                                DELAWARE
GGP-PEMBROKE LAKES II, INC.                                        DELAWARE
GGP-PEMBROKE LAKES, INC.                                           DELAWARE
GGP-REDLANDS MALL L.L.C.                                           DELAWARE
GGP-REDLANDS MALL, L.P.                                            DELAWARE
GGP-ROGERS RETAIL L.L.C.                                           DELAWARE
GGP-SOUTH SHORE PARTNERS, INC.                                     DELAWARE
GGP-STEEPLEGATE, INC.                                              DELAWARE
GGP-TRS L.L.C.                                                     DELAWARE
GGP-TRS SERVICES, INC.                                             DELAWARE
GGP-TUCSON LAND L.L.C.                                             DELAWARE
GGP-TUCSON MALL L.L.C.                                             DELAWARE
GGP-TYLER MALL L.L.C.                                              DELAWARE
GGP-UC L.L.C.                                                      DELAWARE
GLENDALE ANCHOR ACQUISITION, LLC                                   DELAWARE
GLENDALE HOLDING, INC.                                             DELAWARE
GLENDALE HOLDING, L.L.C.                                           DELAWARE
GLENDALE I MALL ASSOCIATES, LLC                                    DELAWARE
GLENDALE II MALL ASSOCIATES, LLC                                   DELAWARE
GLENDALE OHRBACH'S ASSOCIATES, LLC                                 DELAWARE
GOVERNOR'S SQUARE MALL, LLC                                        DELAWARE
GRAND CANAL SHOPS II, LLC                                          DELAWARE
GRAND TRAVERSE MALL HOLDING, INC.                                  DELAWARE

GRAND TRAVERSE MALL PARTNERS, LP                                   DELAWARE
GRANDVILLE MALL II, INC.                                           DELAWARE
GRANDVILLE MALL, INC.                                              DELAWARE
GREENGATE MALL, INC.                                               PENNSYLVANIA
GREENWOOD MALL L.L.C.                                              DELAWARE
GREENWOOD MALL LAND, LLC                                           DELAWARE
GREENWOOD MALL, INC.                                               DELAWARE
HARBOR PLACE ASSOCIATES LIMITED PARTNERSHIP                        MARYLAND
HARBORPLACE BORROWER, LLC                                          DELAWARE
HARBORPLACE MANAGEMENT COMPANY, LLC                                MARYLAND
HARPER'S CHOICE BUSINESS TRUST                                     MARYLAND
HEAD ACQUISITION, LP                                               DELAWARE
HEX HOLDING, LLC                                                   DELAWARE
HEXALON REAL ESTATE, INC.                                          DELAWARE
HHP GOVERNMENT SERVICES, LIMITED PARTNERSHIP                       NEVADA
HICKORY RIDGE VILLAGE CENTER, INC.                                 MARYLAND
HIGHLAND MALL JOINT VENTURE, THE                                   NEW YORK
HIGHLAND MALL LIMITED PARTNERSHIP                                  DELAWARE
HMF PROPERTIES, LLC                                                DELAWARE
HO RETAIL PROPERTIES I LIMITED PARTNERSHIP                         ILLINOIS
HO RETAIL PROPERTIES II LIMITED PARTNERSHIP                        ILLINOIS
HOCKER OXMOOR PARTNERS, LLC                                        KENTUCKY
HOCKER OXMOOR, LLC                                                 DELAWARE
HOOVER MALL HOLDING, L.L.C.                                        DELAWARE
HOOVER MALL LIMITED, L.L.C.                                        DELAWARE
HOWARD HUGHES CANYON POINTE Q4, LLC                                NEVADA
HOWARD HUGHES CENTERPOINT, LLC                                     NEVADA
HOWARD HUGHES CORPORATION, THE                                     DELAWARE
HOWARD HUGHES PROPERTIES IV, LLC                                   DELAWARE
HOWARD HUGHES PROPERTIES V, LLC                                    DELAWARE
HOWARD HUGHES PROPERTIES, INC.                                     NEVADA
HOWARD HUGHES PROPERTIES, LIMITED PARTNERSHIP                      DELAWARE
HOWARD RESEARCH AND DEVELOPMENT CORPORATION, THE                   MARYLAND
HRD PARKING DECK BUSINESS TRUST                                    MARYLAND

HRD PARKING, INC.                                                  MARYLAND
HRD REMAINDER, INC.                                                MARYLAND
H-TEX, INCORPORATED                                                TEXAS
HUGHES CORPORATION, THE                                            DELAWARE
HULEN MALL, LLC                                                    DELAWARE
HUNT VALLEY TITLE HOLDING COMPANY, LLC                             MARYLAND
KALAMAZOO MALL L.L.C.                                              DELAWARE
KALAMAZOO MALL, INC.                                               DELAWARE
KAPIOLANI RETAIL, LLC                                              DELAWARE
KENWOOD MALL HOLDING, LLC                                          DELAWARE
KENWOOD MALL L.L.C.                                                DELAWARE
KNOLLWOOD MALL, INC.                                               DELAWARE
LA CANTERA HOLDING GP, LLC                                         DELAWARE
LA CANTERA HOLDING, LP                                             DELAWARE
LA CANTERA RETAIL LIMITED PARTNERSHIP                              TEXAS
LA CANTERA SPECIALTY RETAIL, LP                                    TEXAS
LA PLACE SHOPPING, L.P.                                            DELAWARE
LAKE MEADE & BUFFALO PARTNERSHIP                                   NEVADA
LAKELAND SQUARE MALL, LLC                                          DELAWARE
LAKESIDE MALL HOLDING, LLC                                         MICHIGAN
LAKESIDE MALL PROPERTY LLC                                         DELAWARE
LAKEVIEW SQUARE LIMITED PARTNERSHIP                                DELAWARE
LANCASTER TRUST                                                    ILLINOIS
LAND TRUST NO. 89433                                               HAWAII
LAND TRUST NO. 89434                                               HAWAII
LAND TRUST NO. FHB-TRES 200601                                     HAWAII
LAND TRUST NO. FHB-TRES 200602                                     HAWAII
LANDMARK MALL L.L.C.                                               DELAWARE
LANSING MALL LIMITED PARTNERSHIP                                   DELAWARE
LEARNING MALL L.L.C., THE                                          DELAWARE
LINCOLNSHIRE COMMONS, LLC                                          DELAWARE
LOCKPORT L.L.C.                                                    NEW YORK
LOT 48 BUSINESS TRUST                                              MARYLAND
LOT 49 BUSINESS TRUST                                              MARYLAND

LP ROUSE-HOUSTON, LLC                                              MARYLAND
LRVC BUSINESS TRUST                                                MARYLAND
LYNNHAVEN HOLDING L.L.C.                                           DELAWARE
LYNNHAVEN MALL L.L.C.                                              DELAWARE
MAJESTIC PARTNERS-PROVO, LLC                                       UTAH
MALL ENTRANCES BUSINESS TRUST                                      MARYLAND
MALL IN COLUMBIA BUSINESS TRUST, THE                               MARYLAND
MALL IN COLUMBIA HOLDING II L.L.C., THE                            DELAWARE
MALL IN COLUMBIA HOLDING L.L.C., THE                               DELAWARE
MALL OF LOUISIANA HOLDING, INC.                                    DELAWARE
MALL OF LOUISIANA LAND HOLDING, LLC                                DELAWARE
MALL OF LOUISIANA LAND, LP                                         DELAWARE
MALL OF THE BLUFFS, LLC                                            DELAWARE
MALL ST. MATTHEWS COMPANY, LLC                                     DELAWARE
MALL ST. VINCENT, INC.                                             DELAWARE
MALL ST. VINCENT, L.P.                                             DELAWARE
MANATI EMPREENDIMENTOS E PARTICIPACOES S.A.                        BRAZIL
MAYFAIR MALL, LLC                                                  DELAWARE
MERRICK PARK HOLDING, LLC                                          DELAWARE
MERRICK PARK LLC                                                   MARYLAND
MERRICK PARK PARKING LLC                                           DELAWARE
MERRIWEATHER POST BUSINESS TRUST                                   MARYLAND
MIZNER PARK HOLDINGS I, LLC                                        DELAWARE
MIZNER PARK HOLDINGS II, LLC                                       DELAWARE
MIZNER PARK HOLDINGS III, LLC                                      DELAWARE
MIZNER PARK HOLDINGS IV, LLC                                       DELAWARE
MIZNER PARK HOLDINGS V, LLC                                        DELAWARE
MIZNER PARK VENTURE, LLC                                           DELAWARE
MONDAWMIN BORROWER, LLC                                            DELAWARE
MONDAWMIN BUSINESS TRUST                                           MARYLAND
MONTCLAIR PLAZA L.L.C.                                             DELAWARE
MSAB HOLDINGS L.L.C.                                               DELAWARE
MSAB HOLDINGS, INC.                                                DELAWARE
MSM PROPERTY L.L.C.                                                DELAWARE

NACIONAL IGUATEMI ADMININISTRACAO LTDA.                            BRAZIL
NACIONAL IGUATEMI BAHIA ADMINISTRACAO E PARTICIPACOES LTDA.        BRAZIL
NATICK MALL, LLC                                                   DELAWARE
NATICK RETAIL, LLC                                                 DELAWARE
NESHAMINY MALL JOINT VENTURE LIMITED PARTNERSHIP                   ILLINOIS
NEW ORLEANS RIVERWALK ASSOCIATES                                   LOUISIANA
NEW ORLEANS RIVERWALK LIMITED PARTNERSHIP                          MARYLAND
NEW RIVER ASSOCIATES                                               ARIZONA
NEWGATE MALL LAND ACQUISITION, LLC                                 DELAWARE
NEWPARK ANCHOR ACQUISITION, LLC                                    DELAWARE
NEWPARK MALL L.L.C.                                                DELAWARE
NORTH STAR ANCHOR ACQUISITION, LLC                                 DELAWARE
NORTH STAR MALL, LLC                                               DELAWARE
NORTH TOWN MALL, LLC                                               DELAWARE
NORTHBROOK COURT I L.L.C.                                          DELAWARE
NORTHBROOK COURT II L.L.C.                                         DELAWARE
NORTHBROOK COURT L.L.C.                                            DELAWARE
NORTHGATE MALL L.L.C.                                              DELAWARE
NORTHWEST ASSOCIATES                                               MARYLAND
NSMJV, LLC                                                         DELAWARE
O.M. LAND DEVELOPMENT, LLC                                         MARYLAND
OAK BROOK URBAN VENTURE, L.P.                                      ILLINOIS
OAK VIEW MALL L.L.C.                                               DELAWARE
OAKBROOK FACILITIES CORPORATION                                    MARYLAND
OAKBROOK SHOPPING CENTER, LLC                                      DELAWARE
OAKLAND RIDGE INDUSTRIAL DEVELOPMENT CORPORATION                   MARYLAND
OAKS MALL, LLC                                                     DELAWARE
OAKWOOD HILLS MALL, LLC                                            DELAWARE
OAKWOOD SHOPPING CENTER LIMITED PARTNERSHIP                        LOUISIANA
OGLETHORPE MALL L.L.C.                                             DELAWARE
OKLAHOMA MALL L.L.C.                                               DELAWARE
OKLAHOMA MALL, INC.                                                DELAWARE
OM BORROWER, LLC                                                   DELAWARE
ONE OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP   MARYLAND

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
ONE OWINGS MILLS CORPORATE CENTER, LLC                             MARYLAND
ONE WILLOW COMPANY, LLC                                            DELAWARE
OREM PLAZA CENTER STREET, LLC                                      DELAWARE
OWINGS MILLS LIMITED PARTNERSHIP                                   MARYLAND
PARAMUS EQUITIES, LLC                                              TEXAS
PARAMUS PARK SHOPPING CENTER LIMITED PARTNERSHIP                   NEW JERSEY
PARAMUS PARK, LLC                                                  MARYLAND
PARCEL C BUSINESS TRUST                                            MARYLAND
PARCEL D BUSINESS TRUST                                            MARYLAND
PARCIT-IIP LANCASTER VENTURE                                       ILLINOIS
PARCITY L.L.C.                                                     DELAWARE
PARCITY TRUST                                                      DELAWARE
PARK CITY HOLDING, INC.                                            DELAWARE
PARK MALL L.L.C.                                                   DELAWARE
PARK MALL, INC.                                                    DELAWARE
PARK MEADOWS MALL HOLDING, LLC                                     DELAWARE
PARK MEADOWS MALL, LLC                                             DELAWARE
PARK SQUARE LIMITED PARTNERSHIP                                    MARYLAND
PARKE WEST, LLC                                                    DELAWARE
PARKS AT ARLINGTON, LLC                                            DELAWARE
PARKSIDE LIMITED PARTNERSHIP                                       MARYLAND
PARKVIEW OFFICE BUILDING LIMITED PARTNERSHIP                       MARYLAND
PAVILIONS AT BUCKLAND HILLS L.L.C.                                 CONNECTICUT
PC LANCASTER L.L.C.                                                DELAWARE
PC LANCASTER TRUST                                                 DELAWARE
PDC COMMUNITY CENTERS L.L.C.                                       DELAWARE
PDC-EASTRIDGE MALL L.L.C.                                          DELAWARE
PDC-RED CLIFFS MALL L.L.C.                                         DELAWARE
PEACHTREE MALL L.L.C.                                              DELAWARE
PECANLAND ANCHOR ACQUISITION, LLC                                  DELAWARE
PEMBROKE LAKES MALL LTD.                                           FLORIDA
PERIMETER MALL FACILITIES, LLC                                     DELAWARE
PERIMETER MALL VENTURE, LLC                                        DELAWARE
PERIMETER MALL, LLC                                                MARYLAND

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
PHASE II MALL SUBSIDIARY, LLC                                      DELAWARE
PIEDMONT MALL, LLC                                                 DELAWARE
PIERRE BOSSIER MALL, LLC                                           DELAWARE
PINE RIDGE MALL L.L.C.                                             DELAWARE
PINES MALL PARTNERS                                                IOWA
PINNACLE HILLS, LLC                                                DELAWARE
PINNACLE SOUTH, LLC                                                DELAWARE
PIONEER OFFICE LIMITED PARTNERSHIP                                 MARYLAND
PIONEER PLACE LIMITED PARTNERSHIP                                  MARYLAND
PRICE DEVELOPMENT COMPANY, LIMITED PARTNERSHIP                     MARYLAND
PRICE DEVELOPMENT TRS, INC.                                        DELAWARE
PRICE FINANCING PARTNERSHIP, L.P.                                  DELAWARE
PRICE GP L.L.C.                                                    DELAWARE
PRICE-ASG L.L.C.                                                   DELAWARE
PRICE-BOISE COMPANY, LTD.                                          UTAH
PRICE-JAMES COMPANY                                                UTAH
PRINCE KUHIO PLAZA, INC.                                           DELAWARE
PRINCETON LAND EAST, LLC                                           DELAWARE
PRINCETON LAND, LLC                                                DELAWARE
PROVIDENCE PLACE HOLDINGS, LLC                                     DELAWARE
PROVO MALL DEVELOPMENT COMPANY, LTD.                               UTAH
PROVO MALL L.L.C.                                                  DELAWARE
QUAIL SPRINGS MALL, LLC                                            DELAWARE
RASCAP REALTY, LTD.                                                NEW YORK
RED ROCK INVESTMENT, LLC                                           NEVADA
REDLANDS LAND ACQUISITION COMPANY L.L.C.                           DELAWARE
REDLANDS LAND ACQUISITION COMPANY L.P.                             DELAWARE
REDLANDS LAND HOLDING L.L.C.                                       DELAWARE
RIDGEDALE CENTER, LLC                                              MARYLAND
RIO WEST L.L.C.                                                    DELAWARE
RIVER FALLS MALL, LLC                                              DELAWARE
RIVER HILLS LAND, LLC                                              DELAWARE
RIVER HILLS MALL, LLC                                              DELAWARE
RIVERCHASE ANCHOR ACQUISITION, LLC                                 DELAWARE

                                       15
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
ROGERS RETAIL L.L.C.                                               DELAWARE
ROGUE VALLEY MALL HOLDING L.L.C.                                   DELAWARE
ROGUE VALLEY MALL L.L.C.                                           DELAWARE
ROUSE COMMERCIAL PROPERTIES, LLC                                   MARYLAND
ROUSE COMPANY AT OWINGS MILLS, LLC, THE                            MARYLAND
ROUSE COMPANY BT, LLC, THE                                         MARYLAND
ROUSE COMPANY LP, THE                                              DELAWARE
ROUSE COMPANY OF FLORIDA, LLC, THE                                 FLORIDA
ROUSE COMPANY OF GEORGIA, LLC, THE                                 GEORGIA
ROUSE COMPANY OF LOUISIANA, LLC, THE                               MARYLAND
ROUSE COMPANY OF MICHIGAN, LLC, THE                                MARYLAND
ROUSE COMPANY OF MINNESOTA, LLC, THE                               MARYLAND
ROUSE COMPANY OF OHIO, LLC, THE                                    OHIO
ROUSE COMPANY OF TEXAS, LLC, THE                                   TEXAS
ROUSE COMPANY OF WASHINGTON, LLC, THE                              MARYLAND
ROUSE COMPANY OPERATING PARTNERSHIP LP, THE                        DELAWARE
ROUSE COMPANY PROTECTIVE TRUST, INC., THE                          DELAWARE
ROUSE F.S., LLC                                                    MARYLAND
ROUSE HOLDING LIMITED PARTNERSHIP                                  MARYLAND
ROUSE INVESTING COMPANY, LLC                                       MARYLAND
ROUSE LLC                                                          DELAWARE
ROUSE OAKBROOK, LLC                                                DELAWARE
ROUSE OFFICE MANAGEMENT OF ARIZONA, LLC                            DELAWARE
ROUSE PROVIDENCE LLC                                               DELAWARE
ROUSE RIDGEDALE HOLDING, LLC                                       MARYLAND
ROUSE RIDGEDALE, LLC                                               DELAWARE
ROUSE SI SHOPPING CENTER, LLC                                      MARYLAND
ROUSE SOUTHLAND, LLC                                               MARYLAND
ROUSE TRI-PARTY MISCELLANEOUS, LLC                                 MARYLAND
ROUSE TRI-PARTY TRS, INC.                                          MARYLAND
ROUSE-ABBEY, LLC                                                   MARYLAND
ROUSE-ARIZONA CENTER, LLC                                          MARYLAND
ROUSE-ARIZONA RETAIL CENTER LIMITED PARTNERSHIP                    MARYLAND
ROUSE-BRIDGEWATER COMMONS, LLC                                     MARYLAND

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

ROUSE-FAIRWOOD DEVELOPMENT CORPORATION                             MARYLAND
ROUSE-FAIRWOOD DEVELOPMENT LIMITED PARTNERSHIP                     MARYLAND
ROUSE-HIGHLAND, LLC                                                DELAWARE
ROUSE-MIZNER PARK, LLC                                             DELAWARE
ROUSE-NEW ORLEANS, LLC                                             MARYLAND
ROUSE-OAKWOOD SHOPPING CENTER, LLC                                 MARYLAND
ROUSE-ORLANDO, LLC                                                 DELAWARE
ROUSE-PHOENIX CINEMA, LLC                                          MARYLAND
ROUSE-PHOENIX CORPORATE CENTER LIMITED PARTNERSHIP                 MARYLAND
ROUSE-PHOENIX DEVELOPMENT COMPANY, LLC                             MARYLAND
ROUSE-PHOENIX MASTER LIMITED PARTNERSHIP                           MARYLAND
ROUSE-PHOENIX THEATRE LIMITED PARTNERSHIP                          MARYLAND
ROUSE-PORTLAND, LLC                                                MARYLAND
ROUSE-SEATTLE, LLC                                                 DELAWARE
ROUSE-TOWSON TOWN CENTER, LLC                                      MARYLAND
ROUSE-TTC FUNDING, LLC                                             MARYLAND
ROUSE-URBAN ACQUISITION, LLC                                       MARYLAND
ROUSE-URBAN, LLC                                                   MARYLAND
ROUSE-WESTLAKE LIMITED PARTNERSHIP                                 MARYLAND
ROUSE-WESTLAKE LIMITED PARTNERSHIP II                              DELAWARE
ROUSE-WINCOPIN, LLC                                                MARYLAND
RS PROPERTIES INC.                                                 DELAWARE
RUNNING BROOK BORROWER, LLC                                        DELAWARE
RUNNING BROOK BUSINESS TRUST                                       MARYLAND
SAINT LOUIS GALLERIA ANCHOR ACQUISITION, LLC                       DELAWARE
SAINT LOUIS GALLERIA HOLDING L.L.C.                                DELAWARE
SAINT LOUIS GALLERIA L.L.C.                                        DELAWARE
SAINT LOUIS LAND L.L.C.                                            DELAWARE
SALEM MALL, LLC                                                    MARYLAND
SCGR EMPREENIMENTOS E PARTICIPACOES SA                             BRAZIL
SDT 3 CENTRO COMERCIAL LTDA.                                       BRAZIL
SEAPORT MARKETPLACE THEATRE, LLC                                   MARYLAND
SEAPORT MARKETPLACE, LLC                                           MARYLAND
SEVENTY COLUMBIA CORPORATE CENTER LIMITED PARTNERSHIP              MARYLAND

                                       17
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
SEVENTY COLUMBIA CORPORATE CENTER, LLC                             DELAWARE
SHOPPES AT RIVER CROSSING, LLC                                     DELAWARE
SIERRA VISTA MALL, LLC                                             DELAWARE
SIKES SENTER, LLC                                                  DELAWARE
SILVER CITY GALLERIA L.L.C.                                        DELAWARE
SILVER LAKE MALL, LLC                                              DELAWARE
SIXTY COLUMBIA CORPORATE CENTER, LLC                               DELAWARE
SOONER FASHION MALL L.L.C.                                         DELAWARE
SOUTH SHORE PARTNERS, L.P.                                         WASHINGTON
SOUTH STREET SEAPORT LIMITED PARTNERSHIP                           MARYLAND
SOUTHLAKE MALL L.L.C.                                              DELAWARE
SOUTHLAND CENTER HOLDING, LLC                                      MARYLAND
SOUTHLAND CENTER, LLC                                              DELAWARE
SOUTHLAND MALL, INC.                                               DELAWARE
SOUTHLAND MALL, L.P.                                               DELAWARE
SOUTHPOINT LAND, LLC                                               DELAWARE
SOUTHPOINT MALL, LLC                                               DELAWARE
SOUTHWEST DENVER LAND L.L.C.                                       DELAWARE
SOUTHWEST PLAZA L.L.C.                                             DELAWARE
SPOKANE MALL DEVELOPMENT COMPANY LIMITED PARTNERSHIP               UTAH
SPOKANE MALL L.L.C.                                                DELAWARE
SPRING HILL MALL L.L.C.                                            DELAWARE
ST. CLOUD LAND L.L.C.                                              DELAWARE
ST. CLOUD MALL HOLDING L.L.C.                                      DELAWARE
ST. CLOUD MALL L.L.C.                                              DELAWARE
STONE LAKE CORPORATION                                             MARYLAND
STONEBRIAR MALL, LLC                                               DELAWARE
STONESTOWN SHOPPING CENTER HOLDING L.L.C.                          DELAWARE
STONESTOWN SHOPPING CENTER L.L.C.                                  DELAWARE
STONESTOWN SHOPPING CENTER, L.P.                                   DELAWARE
SUMMERLIN CENTRE, LLC                                              DELAWARE
SUMMERLIN CORPORATION                                              DELAWARE
SUPERSTITION SPRINGS HOLDING, LLC                                  DELAWARE
SUPERSTITION SPRINGS, INC.                                         DELAWARE

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
THC-HRE, LLC                                                       MARYLAND
THREE RIVERS MALL L.L.C.                                           DELAWARE
THREE WILLOW COMPANY, LLC                                          DELAWARE
TOWN CENTER DEVELOPMENT COMPANY GP, LLC                            TEXAS
TOWN CENTER DEVELOPMENT COMPANY, LP                                TEXAS
TOWN CENTER EAST BUSINESS TRUST                                    MARYLAND
TOWN CENTER EAST PARKING LOT BUSINESS TRUST                        MARYLAND
TOWN EAST MALL, LLC                                                DELAWARE
TOWSON TC, LLC                                                     MARYLAND
TRACY MALL PARTNERS I L.L.C.                                       DELAWARE
TRACY MALL PARTNERS II, L.P.                                       DELAWARE
TRACY MALL PARTNERS, L.P.                                          DELAWARE
TRACY MALL, INC.                                                   DELAWARE
TRAILS VILLAGE CENTER CO.                                          NEVADA
TRC CO-ISSUER, INC.                                                DELAWARE
TRC PARKING BUSINESS TRUST                                         MARYLAND
TRC WILLOW, LLC                                                    MARYLAND
TRI-PARTY MISCELLANEOUS, LLC                                       DELAWARE
TRI-PARTY NON-856 ASSETS, LLC                                      DELAWARE
TTC MEMBER, LLC                                                    MARYLAND
TTC SPE, LLC                                                       MARYLAND
TUCSON ANCHOR ACQUISITION, LLC                                     DELAWARE
TV INVESTMENT, LLC                                                 DELAWARE
TWC COMMERCIAL PROPERTIES, LLC                                     DELAWARE
TWC COMMERCIAL PROPERTIES, LP                                      DELAWARE
TWC LAND DEVELOPMENT, LLC                                          DELAWARE
TWC LAND DEVELOPMENT, LP                                           DELAWARE
TWC OPERATING, LLC                                                 DELAWARE
TWC OPERATING, LP                                                  DELAWARE
TWCPC HOLDINGS GP, LLC                                             TEXAS
TWCPC HOLDINGS, L.P.                                               TEXAS
TWLDC HOLDINGS GP, LLC                                             TEXAS
TWLDC HOLDINGS, LP                                                 TEXAS
TWO ARIZONA CENTER, LLC                                            DELAWARE

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
TWO OWINGS MILLS CORPORATE CENTER ASSOCIATES LIMITED PARTNERSHIP   MARYLAND
TWO OWINGS MILLS CORPORATE CENTER, LLC                             MARYLAND
TWO WILLOW COMPANY, LLC                                            DELAWARE
TYLER MALL LIMITED PARTNERSHIP                                     DELAWARE
TYSONS GALLERIA L.L.C.                                             DELAWARE
U.K.-AMERICAN PROPERTIES, INC.                                     DELAWARE
UC OAKBROOK GENPAR, LLC                                            DELAWARE
URBAN SHOPPING CENTERS, LP                                         ILLINOIS
VALLEY HILLS MALL L.L.C.                                           DELAWARE
VALLEY HILLS MALL, INC.                                            DELAWARE
VALLEY PLAZA ANCHOR ACQUISITION, LLC                               DELAWARE
VCK BUSINESS TRUST                                                 MARYLAND
VICTORIA WARD CENTER L.L.C.                                        DELAWARE
VICTORIA WARD ENTERTAINMENT CENTER L.L.C.                          DELAWARE
VICTORIA WARD SERVICES, INC.                                       DELAWARE
VICTORIA WARD, LIMITED                                             DELAWARE
VILLAGE OF CROSS KEYS, LLC, THE                                    MARYLAND
VISALIA MALL L.L.C.                                                DELAWARE
VISALIA MALL, L.P.                                                 DELAWARE
VISTA COMMONS, LLC                                                 DELAWARE
VISTA RIDGE MALL, LLC                                              DELAWARE
VW CONDOMINIUM DEVELOPMENT, LLC                                    DELAWARE
WARD GATEWAY-INDUSTRIAL-VILLAGE, LLC                               DELAWARE
WARD PLAZA-WAREHOUSE, LLC                                          DELAWARE
WATER TOWER JOINT VENTURE                                          ILLINOIS
WATER TOWER LLC                                                    DELAWARE
WECCR GENERAL PARTNERSHIP                                          TEXAS
WECCR, INC.                                                        TEXAS
WEEPING WILLOW RNA, LLC                                            DELAWARE
WEST KENDALL HOLDINGS, LLC                                         MARYLAND
WEST OAKS ANCHOR ACQUISITION, LLC                                  DELAWARE
WEST OAKS MALL TRUST                                               DELAWARE
WESTCOAST ESTATES                                                  CALIFORNIA
WESTLAKE CENTER ASSOCIATES LIMITED PARTNERSHIP                     WASHINGTON

WESTLAKE RETAIL ASSOCIATES, LTD.                                   TEXAS
WESTROADS MALL L.L.C.                                              DELAWARE
WESTWOOD MALL, LLC                                                 DELAWARE
WHITE MARSH GENERAL PARTNERSHIP                                    MARYLAND
WHITE MARSH MALL ASSOCIATES                                        MARYLAND
WHITE MARSH MALL, LLC                                              DELAWARE
WHITE MARSH PHASE II ASSOCIATES                                    MARYLAND
WHITE MOUNTAIN MALL, LLC                                           DELAWARE
WILLOW SPE, LLC                                                    DELAWARE
WILLOWBROOK II, LLC                                                MARYLAND
WILLOWBROOK MALL (TX), LLC                                         DELAWARE
WILLOWBROOK MALL ANCHOR ACQUISITION (TX), LLC                      DELAWARE
WILLOWBROOK MALL, LLC                                              DELAWARE
WINCOPIN RESTAURANT BUSINESS TRUST                                 MARYLAND
WOODBRIDGE CENTER PROPERTY, LLC                                    DELAWARE
WOODLANDS BEVERAGE, INC., THE                                      TEXAS
WOODLANDS BROKERAGE, LLC, THE                                      TEXAS
WOODLANDS COMMERCIAL BROKERAGE CO., LP, THE                        TEXAS
WOODLANDS COMMERCIAL PROPERTIES COMPANY, LP, THE                   TEXAS
WOODLANDS CORPORATION, THE                                         DELAWARE
WOODLANDS CUSTOM RESIDENTIAL SALES, LLC, THE                       TEXAS
WOODLANDS CUSTOM SALES, LP, THE                                    TEXAS
WOODLANDS LAND DEVELOPMENT CO., LP, THE                            TEXAS
WOODLANDS MALL ASSOCIATES, LLC, THE                                DELAWARE
WOODLANDS OFFICE EQUITIES-95, LTD.                                 TEXAS
WOODLANDS OPERATING COMPANY, L.P., THE                             TEXAS
WV SUB, LLC                                                        DELAWARE
YANGON PARTICIPACOES LTDA.                                         BRAZIL

                                       21